UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) January 18, 2013
A5 LABORATORIES INC.

(Exact name of registrant as specified in its charter)

Nevada	333-138927	20-5277531

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Briar Hollow Lane, Suite 125, Houston TX	77027

(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (713) 465 - 1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act.
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02	Departure of Director or Principal Officer; Election of Directors; Appointment of Principal Officers

Frank Neukomm, Chairman and CEO of Hydra Fuel Cell Corp., and Robert Farr, President and COO of Hydra Fuel Cell Corp., were elected Directors of A5 Laboratories, Inc. on Friday, January 11, 2013.

Richard Azani, Ph. D., sole Director and sole officer of A5 Laboratories, Inc. prior to the election of Neukomm and Farr, resigned from the Board of Directors and from his positions at the Company subsequent to the election of Neukomm and Farr.

Mr. Neukomm will serve as Chairman and CEO of the Company and Mr. Farr will serve as President and COO of the Company.  No employment agreements have been entered into heretofore.

 EXHIBIT NO                                                      DESCRIPTION

Exhibit 99.1                                        Press Release dated January 17, 2013 announcing the appointment of Frank Neukomm and Robert Farr.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2013	A5 LABORATORIES INC.
	By:	/s/ Frank Neukomm
		Name:	Frank Neukomm
		Title:	Chairman and CEO